UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2015

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-20713 (Commission File Number)	58-1959440 (IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 20, 2015, CASI Pharmaceuticals, Inc. (the “Company”) entered into stock purchase agreements (the “Agreements”) with certain investors (the “Investors”), led by a China investment fund manager affiliated with the same management team of its current largest shareholder, IDG-Accel China Growth Fund III, L.P.

Pursuant to the Agreements, the Company has agreed to sell to the Investors in a private placement an aggregate of 20,658,434 shares of the Company's common stock, par value $0.01 per share (“Common Stock”), at $1.190 per share, based on the closing bid price of the Company's Common Stock on the Nasdaq Capital Market on September 18, 2015, and a total of 4,131,686 warrants, representing a 20% warrant coverage, with a purchase price of $0.125 per whole warrant share. The warrants will become exercisable three months after issuance at $1.69 per share exercise price, and will expire three years from the date the warrants become exercisable.

The offering is expected to close (the “Closing”) after satisfaction of certain regulatory and customary closing conditions, with the net proceeds being subject to payment of offering expenses, including customary finder and advisory fees to be finalized prior to the Closing.

The Company has granted registration rights to the Investors and has agreed to file a resale registration statement covering the shares of the Common Stock and the shares of Common Stock underlying the warrants within 120 days of the Closing.

The foregoing description of the Agreements is not complete and is qualified in its entirety by reference to the full text of such Agreements, a form of which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2015.

Item 3.02. Unregistered Sales of Equity Securities.

The description of the transaction contemplated by the Agreements described under Item 1.01 above is incorporated herein by reference.  The issuance of the shares and warrants pursuant to the Agreements is intended to be exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereunder.

Item 8.01. Other Information.

On September 21, 2015, the Company issued a press release with respect to entering into the Agreements described under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated September 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Cynthia W. Hu
Cynthia W. Hu
Chief Operating Officer, General Counsel & Secretary

Date: September 22, 2015